LONG-TERM PAYABLES, CURRENT	6 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
LONG-TERM PAYABLES, CURRENT

17. LONG-TERM PAYABLES, CURRENT

In May 2016, the Company entered into two loans with a government entity (Xiangyang High Tech Industrial Development Zone Management Committee). The purpose of the borrowing was solely for the development of the Electric Vehicle industry in Xiangyang, PRC, and the funds cannot be used for any other purpose. The loans bear no interest and the maturity date will depend on the development status.

Because of the nature of these loans, the Company was subject to the fulfillment of covenants relating to the Company’s consolidated statement of financial position performance and results. However, due to the Covid-19 pandemic and the specific regulations issued, the Company was unable to meet the conditions in the loan agreements and, therefore, was unable to apply for the government subsidies to repay the US$96.96 million at the due date of July 2022. As a result, the loan was reclassified as current as of June 30, 2025 and December 31, 2024. In addition, the Company may need to pay a penalty of US$730,359, which is equal to 5% of the cost of the land use right.

In June 2023, the Company pledged certain assets to the two government entities to secure the principal and related interest claims of the above-mentioned loans. The carrying amount of machinery and equipment, molds and tooling was US$8.49 million, the carrying amount of buildings was approximately US$14.12 million and the carrying amount of land use rights was US$13.78 million as of June 30, 2025.

The carrying value of the borrowings approximates their fair value as of June 30, 2025 and December 31, 2024. As of June 30, 2025 and December 31, 2024, the outstanding principal of the loans were US$96.96 million and US$95.16 million, respectively. The difference in the principal was primarily due to the change in the currency exchange rate.

As of June 30, 2025, the Company was unable to meet the conditions in the loan agreement, therefore there are no subsidies receivable by the Company from the government. On July 2, 2025, Xiangyang High Tech Industrial Development Zone Management Committee has initiated arbitration proceedings and submitted the following claims: 1)require the Company to repay the loans and pay the penalty; 2)require the auction of the mortgaged land use right, buildings, and equipment, and seeking priority compensation from the proceeds of the auction within the scope of the aforementioned claims.

On September 1, 2025, the court frozen Xiangyang Yazhi’s bank deposits and ordered the auction of the mortgaged assets. The Company plans to repay the US$96.96 million as well as the penalty of US$730,359 with the proceeds of the auction. As of September 29, 2025, the auction procedure was not started yet.